Unaudited Half Year Report	12 Months Ended
Dec. 31, 2024
Disclosure Of Unaudited Half Year Report [Abstract]
Unaudited Half Year Report

Note 33 Unaudited Half Year Report

The Company did not apply the amendments to IAS 1 in the unaudited Half-Year Report for the six months ended June 30, 2024, and therefore, the convertible notes of $29,452,429 and the related derivative financial instruments of $426,553 were incorrectly presented as non-current liabilities instead of current liabilities. As a result of the correction of an error to reflect the adoption of the amendments to IAS 1, current borrowings and current derivative financial liabilities should have been $30,856,176 and $426,553, respectively. The effect of the adoption of the amendments to IAS 1 have no impact on the consolidated statement of profit and loss and other income, or net assets of the Company as previously reported.